Exhibit 99.2

 Fourth Quarter 2020 Investor Presentation

 2  FORWARD-LOOKING STATEMENTS  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2021 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, the availability and cost of raw materials and other supplies, the availability of logistics and transportation, governmental regulations and restrictions and general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; the effectiveness of the Company’s past restructuring activities; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 3  NON-GAAP FINANCIAL MEASURES  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, adjusted EBITDA, and adjusted diluted earnings per share (which exclude divestiture & other related costs, operational improvement plan costs, the results of operations divested or to be divested, and the one-time COVID-19 employee payment), (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs, the results of operations divested or to be divested, and the one-time COVID-19 employee payment), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations intoU.S. dollars and exclude divestiture & other related costs, operational improvement plan costs, the results of operations divested or to be divested, and the one-time COVID-19 employee payment), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the product lines divested or to be divested, the divestiture & other related costs, operational improvement plan costs, and the one-time COVID-19 employee payment). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 4      Over 135 years of Industry Leadership  Established in 1882 as Meadow Springs DistilleryEvolved into Universal Foods as a diversified food and ingredients companyName changed to Sensient Technologies Corporation in 2000Today, we are a provider of advanced technologies, serving markets with strong growth profiles through delivery of customized solutions for food and beverages, pharmaceutical, personal care, and other applications

 5      Innovative Technologies Creating Unique Solutions  Applications expertise and solutions-based sellingHigh impact relative to costTechnically-driven products that are difficult to replace Strong consumer trendsOpportunities to grow organically and through M&A

 6      Focusing our portfolio and strengthening our commitment to the end markets  Investing in core focus areas of Flavors and Extracts, Natural Ingredients, Food and Pharmaceutical Colors, and Personal CareDivesting non-core product lines (inks, fragrances, and yogurt fruit prep product lines) where Sensient lacks scale to competeThe sale of these product lines solidifies our focus on core strategic businesses and improves the Company’s future growth profile

Global Revenue by Group





Color Group

2020 Revenue: $501M   2020 Adj. Revenue*: $487M

Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care



Flavors & Extracts Group

2020 Revenue: $742M   2020 Adj. Revenue*: $642M

Core Areas of Focus: Flavors and Extracts, Natural Ingredients, and Other Flavor Ingredients



Asia Pacific Group

2020 Revenue: $121M   2020 Adj. Revenue*: $121M

Core Areas of Focus: Flavors and Colors for food and beverage

SENSIENT

7

2020 Global Revenues include intercompany sales which are eliminated on a consolidated basis.
*Adj. Revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

           8  Global market leaderNatural color innovatorUnmatched innovation & applications expertise      Color Group

Color Overview



2020 Revenue: $501M | **2020 Adj. Revenue*: $487M**

Food and Pharmaceutical

69% of Segment Revenue | **71% of Adj. Segment Revenue**

LC Revenue	Change
Q4 '20	+4.4%
YTD '20	+3.6%

- Market trend toward natural colors in food and beverage
- Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts

Personal Care

28% of Segment Revenue | **29% of Adj. Segment Revenue**

LC Revenue	Change
Q4 '20	(6.4%)
YTD '20	(9.8%)

- Demand for innovative products with multiple benefits
- Product line includes formulation aides and ingredients for color cosmetics, hair care, and skin care
- 2020 results impacted negatively by lower demand due to COVID

Inks

3% of Segment Revenue

- Completed divestiture in June 2020

SENSIENT

9

*Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 10    Flavors & Extracts Group  Broad product offeringUnique ability to service global, regional, and local customersLeading technology platformsUnmatched applications expertise

 11  Flavors & Extracts Overview  Flavors, Extracts, and Flavor Ingredients  54% of Segment Revenue 62% of Adj. Segment Revenue      LC Revenue Change Q4 ’20 +11.5%YTD ’20 +6.1%  Opportunities for on trend products with extracts, taste modulation, and natural flavors  Natural Ingredients  33% of Segment Revenue 38% of Adj. Segment Revenue      LC Revenue Change Q4 ’20 +17.8%YTD ’20 +13.6%  Leading provider of dehydrated onion, garlic, and other products  Fragrances  11% of Segment Revenue      LC Revenue Change Q4 ’20 +2.2%YTD ’20 (1.4%)  Targeted for divestiture; expected to close first half of 2021  Yogurt Fruit Prep  2% of Segment Revenue      Completed divestiture in September 2020    2020 Revenue: $742M 2020 Adj. Revenue*: $642M  *Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non- GAAP Reconciliation at the end of this document.

 12      Asia Pacific Group  2020 adjusted revenue of $121 million and adjusted operating income of $22 millionSensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segmentManufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India; R&D capabilities in Singapore, Thailand, and ChinaQ4 2020 local currency adjusted revenue and operating profit improved 2.8% and 7.8%, respectively, and on a full year basis 3.0% and 14.3%  * Adjusted revenue, adjusted local currency revenue, and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 13      2020 Highlights  * Local-currency adjusted revenue is a Non- GAAP metric. Please see our GAAP to Non- GAAP Reconciliation at the end of this document.  Achieved mid-single digit local currency adjusted revenue growth Delivered at the top end of EPS guidance for 2020Flavors & Extracts group delivered double digit profit growth in 2020 Completed the divestiture of the inks and yogurt fruit prep product linesSigned a definitive agreement to divest the fragrances product line with anticipated closure in the first half of 2021

2020 Q4 Segment Results



Local Currency Adjusted Revenue*	Q4	YTD
Color	1.1%	(0.7%)
Flavors & Extracts	14.0%	8.8%
Asia Pacific	2.8%	3.0%

Local Currency Adjusted Operating Income*	Q4	YTD
Color	0.5%	(2.4%)
Flavors & Extracts	54.9%	13.1%
Asia Pacific	7.8%	14.3%

Color Group fourth quarter revenue increased due to continued growth in Food and Pharmaceutical colors, partially offset by lower volume in makeup in Personal Care due to ongoing COVID impacts. Operating income was up in the quarter due to product mix in Food and Pharmaceutical colors and impacts from cost containment actions.

Flavors & Extracts Group reported higher revenue in the quarter as a result of solid sales in Natural Ingredients and a continued increase in sales of Flavors, Extracts, and Flavor Ingredients. Operating income was up as a result of the higher volumes, product mix shift to more value added solutions, and the realized benefits from ongoing cost control efforts.

Asia Pacific Group fourth quarter revenue increased; however, COVID continues to impact the group in certain regions. Operating income improved substantially due to volume growth and the Group's cost control plans yielding results.

SENSIENT

14

** Local-currency adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.*

 15    2020 Q4 Consolidated Results    Q4  YTD  Local Currency Adjusted Revenue*  +7.9%  +4.3%  Local Currency Adjusted Operating Income*  +19.2%  +0.4%  Local Currency Adjusted Diluted EPS*  0.0%  (3.4%)  Local Currency Adjusted EBITDA*  +16.9%  +3.2%  Q4 consolidated revenue was up due to double digit growth in the Flavors & Extracts Group and Food and Pharmaceutical colors was up mid-single digits. Consolidated revenue continues to be negatively impacted by COVID, particularly in our Personal Care business and certain countries within Asia Pacific.Q4 consolidated operating income was up due to volume growth in Flavors, Extracts, and Flavor Ingredients and Food and Pharmaceutical colors, portfolio mix shift to value added product solutions in the Flavors & Extracts Group, and the realized benefits from our cost control initiatives. The operating income improvement was partially offset by lower volume in Personal Care, higher year-over-year Corporate expenses related to performance-based compensation, and higher Natural Ingredient raw material costs.  * Local-currency adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16    Capital Allocation  Prioritize ROI capital projects  Maintain dividend payout ratio  Debt reduction to maintain targeted leverage  Maintain financial flexibility to pursue M&A  Excess capital returned to shareholders through opportunistic share repurchases                                          $50  $87  $50  $54  $57  $81  $56  $51  $39  $52  $31  $25  $9  $87  $118      $77    $62    $66  2017    2018    2019    2020  $-  $50  $100  $150  $200  $250  2016  DOLLARS IN MILLIONS        Share Repurchase    Acquisitions  Dividends    Debt Repayments  Capital Expenditures

 17    2021 Financial Outlook  * Local-currency adjusted revenue, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Metric  Guidance  Comments  Diluted EPS (GAAP)  Mid-to-high single digit growth  Includes 25 to 30 cents of divestiture related costs, operational improvement plan costs, and the results of operations of the remaining business to be divestedAt current rates FX provides a 10 cent benefit  Adjusted Diluted EPS in Local Currency*  Mid-single digit growth  Excludes divestiture and other related costs and operational improvement plan costsExcludes results of operations of product lines divested or to be divested  Adjusted Local Currency Revenue*  Low-to-mid-single digit growth  Excludes revenue of product lines divested or to be divested  Adjusted Local Currency EBITDA*  Mid-single digit growth  Excludes divestiture and other related costs and operational improvement plan costsExcludes results of operations of product lines divested or to be divested

 18    Why Invest?    Strong competitive position‘Sticky’ business (& low portion of customer costs) Global presenceExposure to stable and growing markets Focused on improving returns and on growth

ESG Information

Click here to access our

2019 CORPORATE RESPONSIBILITY REPORT

Environmental	Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. • Long-term goals to **reduce** Energy, Water, and Hazardous **Waste intensity** • Seed-to-shelf program focused on **sustainable supply chain** • Emphasis on new products and technologies that **minimize waste and environmental impacts** • **Chemical Risk Strategy** implemented to identify and reduce risk in our portfolio
Social	Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. • Sensient's Code of Conduct and Supplier Code of Conduct require **strong ethical behavior**, **fair employment practices, and strict human rights practices** and **product safety standards** • Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards**. • Raw material **traceability and sustainability** programs • **Support for our local communities** through volunteerism, financial donations, sponsorships, and employee education opportunities
Governance	Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework. • Board comprised of a majority of **independent directors** with diverse and accomplished backgrounds • Committed to **board diversity and refreshment,** we are a 2020 Women on Boards Winning Company for the seventh year in a row and we have added seven new directors since 2013. 40% of our Board is female. • Robust Code of Conduct built on a foundation of **ethics, safety and quality, and professionalism** resulting in ethical and lawful conduct of our business • Executive **compensation strongly tied to performance**

SENSIENT

19

 APPENDIX – NON-GAAP TABLES

Non-GAAP Financial Measures

		Three Months Ended December 31, 2020		Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020		Twelve Months Ended December 31, 2019
Revenue (GAAP)	$	334,668	$	318,585	$	1,332,001	$	1,322,934
Revenue of the product lines divested or to be divested		(25,163)		(33,683)		(113,553)		(143,172)
Adjusted revenue	$	309,505	$	284,902	$	1,218,448	$	1,179,762
Operating income (loss) (GAAP)	$	34,815	$	(14,466)	$	152,656	$	121,110
Divestiture & other related costs – Cost of products sold		4		10,567		1,795		10,567
Divestiture & other related costs – Selling and administrative expenses		1,671		35,313		10,360		35,313
Operating income of the product lines divested or to be divested		(3,415)		(745)		(7,580)		(1,978)
Operational improvement plan - Cost of products sold		-		-		35		-
Operational improvement plan - Selling and administrative expenses		698		-		3,304		-
COVID-19 employee payment - Cost of products sold		1,036		-		1,036		-
COVID-19 employee payment - Selling and administrative expenses		1,986		-		1,986		-
Adjusted operating income	$	36,795	$	30,669	$	163,592	$	165,012
Net earnings (loss) (GAAP)	$	25,169	$	(16,962)	$	109,472	$	82,047
Divestiture & other related costs, before tax		1,675		45,880		12,155		45,880
Tax impact of divestiture & other related costs		(1,393)		(2,671)		(2,605)		(2,671)
Net earnings of the product lines divested or to be divested, before tax		(3,415)		(745)		(7,580)		(1,978)
Tax impact of the product lines divested or to be divested		790		196		1,945		399
Operational improvement plan costs, before tax		698		-		3,339		-
Tax impact of operational improvement plan		(170)		-		(826)		-
COVID-19 employee payment, before tax		3,022		-		3,022		-
Tax impact of COVID-19 employee payment		(675)		-		(675)		-
Adjusted net earnings	$	25,701	$	25,698	$	118,247	$	123,677
Diluted earnings (loss) per share (GAAP)	$	0.59	$	(0.40)	$	2.59	$	1.94
Divestiture & other related costs, net of tax		0.01		1.02		0.23		1.02
Results of operations of the product lines divested or to be divested, net of tax		(0.06)		(0.01)		(0.13)		(0.04)
Operational improvement plan costs, net of tax		0.01		-		0.06		-
COVID-19 employee payment, net of tax		0.06		-		0.06		-
Adjusted diluted earnings per share	$	0.61	$	0.61	$	2.79	$	2.92

SENSIENT

21

Note: EPS Calculations may not foot due to rounding differences

Non-GAAP Financial Measures (Cont'd)

The following table summarizes the percentage change in the 2020 results compared to the 2019 results for the corresponding periods:

	Three Months Ended December 31, 2020				Twelve Months Ended December 31, 2020			
Revenue	Total	Foreign Exchange Rates	Adjustments*	Adjusted Local Currency	Total	Foreign Exchange Rates	Adjustments*	Adjusted Local Currency
Flavors & Extracts	11.8%	1.1%	(3.3%)	14.0%	6.0%	(0.3%)	(2.5%)	8.8%
Color	(4.4%)	0.9%	(6.4%)	1.1%	(6.4%)	(1.8%)	(3.9%)	(0.7%)
Asia Pacific	5.1%	2.5%	(0.2%)	2.8%	2.5%	(0.3%)	(0.2%)	3.0%
Total Revenue	**5.0%**	**1.1%**	**(4.0%)**	**7.9%**	**0.7%**	**(0.9%)**	**(2.7%)**	**4.3%**
Operating Income								
Flavors & Extracts	65.7%	0.0%	10.8%	54.9%	21.4%	(0.7%)	9.0%	13.1%
Color	4.4%	0.9%	3.0%	0.5%	(5.1%)	(1.6%)	(1.1%)	(2.4%)
Asia Pacific	8.8%	0.9%	0.1%	7.8%	13.9%	(0.2%)	(0.2%)	14.3%
Corporate & Other	(71.6%)	0.0%	(95.0%)	23.4%	(24.2%)	0.0%	(57.0%)	32.8%
Total Operating Income	**(340.7%)**	**(1.6%)**	**(358.3%)**	**19.2%**	**26.0%**	**(1.9%)**	**27.5%**	**0.4%**
Diluted Earnings Per Share	**(247.5%)**	**0.0%**	**(247.5%)**	**0.0%**	**33.5%**	**(2.1%)**	**39.0%**	**(3.4%)**
Adjusted EBITDA	**17.6%**	**0.7%**	**N/A**	**16.9%**	**2.1%**	**(1.1%)**	**N/A**	**3.2%**

** For Revenue, adjustments consist of revenues of the product lines divested or to be divested. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA adjustments consist of the results of the product lines divested or to be divested, divestitures & other related costs, operational improvement plan costs, and the one-time 2020 COVID-19 employee payment.*

22

SENSIENT

 23  Non-GAAP Financial Measures (Cont’d)    2020  2019  % Change    2020  2019  % Change  Operating income (loss) (GAAP)  $ 34,815  $ (14,466)  (340.7%)    $ 152,656  $ 121,110  26.0%  Depreciation and amortization  12,810  13,309      49,641  55,015    Depreciation and amortization, product lines divested or to be divested  (48)  (570)      (193)  (5,065)    Share-based compensation expense (income)  1,591  77      5,608  (739)    Divestiture & other related costs, before tax  1,675  45,880      12,155  45,880    Results of operations of the product lines divested or to be divested, before tax  (3,415)  (745)      (7,580)  (1,978)    Operational improvement plan costs, before tax  698  -      3,339  -    COVID-19 employee payment  3,022  -      3,022  -    Adjusted EBITDA  $ 51,148  $ 43,485  17.6%    $ 218,648  $ 214,223  2.1%   Twelve Months Ended December 31,    Three Months Ended December 31,

 24  Non-GAAP Financial Measures (Cont’d)  Note: *Inks was divested in June 2020 and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total    Foreign Exchange Rates    Local Currency    Total    Foreign Exchange Rates    Local Currency  Flavors, Extracts and Flavor Ingredients  12.3%    0.8%    11.5%    5.4%    (0.7%)    6.1%  Natural Ingredients  17.9%    0.1%    17.8%    13.6%    0.0%    13.6%  Fragrances  7.4%    5.2%    2.2%    (1.2%)    0.2%    (1.4%)  Yogurt Fruit Prep*  (52.0%)    0.0%    (52.0%)    (32.3%)    0.0%    (32.3%)  Flavors & Extracts Group  11.8%    1.1%    10.7%    6.0%    (0.3%)    6.3%  Food and Pharmaceutical  5.1%    0.7%    4.4%    1.7%    (1.9%)    3.6%  Personal Care  (5.8%)    0.6%    (6.4%)    (11.4%)    (1.6%)    (9.8%)  Inks*  (93.1%)    3.5%    (96.6%)    (61.9%)    (2.0%)    (59.9%)  Color Group  (4.4%)    0.9%    (5.3%)    (6.4%)    (1.8%)    (4.6%)  Asia PacificTotal revenue including product lines divested or to be divested  5.1%5.0%    2.5%1.1%    2.6%3.9%    2.5%0.7%    (0.3%)(0.9%)    2.8%1.6%  Three Months Ended December 31, 2020  Twelve Months Ended December 31, 2020

Q4 Divested Operations



Results by Segment	Three Months Ended December 31,					
Revenue	2020	Adjustments*	Adjusted 2020	2019	Adjustments*	Adjusted 2019
Flavors & Extracts	$ 189,060	$ (24,378)	$ 164,682	$ 169,092	$ (25,308)	$ 143,784
Color	119,813	(766)	119,047	125,363	(8,412)	116,951
Asia Pacific	32,165	(116)	32,049	30,602	(149)	30,453
Intersegment elimination	(6,370)	97	(6,273)	(6,472)	186	(6,286)
Consolidated	$ 334,668	$ (25,163)	$ 309,505	$ 318,585	$ (33,683)	$ 284,902
Operating Income						
Flavors & Extracts	$ 23,507	$ (3,214)	$ 20,293	$ 14,186	$ (1,039)	$ 13,147
Color	20,548	(158)	20,390	19,678	332	20,010
Asia Pacific	6,044	(43)	6,001	5,557	(38)	5,519
Corporate & Other	(15,284)	5,395	(9,889)	(53,887)	45,880	(8,007)
Consolidated	$ 34,815	$ 1,980	$ 36,795	$ (14,466)	$ 45,135	$ 30,669

** For Revenue, adjustments consist of revenues of the product lines divested or to be divested. For Operating Income, adjustments consist of the results of the product lines divested or to be divested, divestitures & other related costs, operational improvement plan costs, and the one-time 2020 COVID-19 employee payment.*

SENSIENT
25

YTD Divested Operations



Results by Segment

	Twelve Months Ended December 31,					
Revenue	**2020**	**Adjustments***	**Adjusted 2020**	**2019**	**Adjustments***	**Adjusted 2019**
Flavors & Extracts	$ 742,035	$ (99,543)	$ 642,492	$ 700,356	$ (107,363)	$ 592,993
Color	501,018	(14,008)	487,010	535,159	(36,002)	499,157
Asia Pacific	121,227	(518)	120,709	118,248	(712)	117,536
Intersegment elimination	(32,279)	516	(31,763)	(30,829)	905	(29,924)
Consolidated	$ 1,332,001	$ (113,553)	$ 1,218,448	$ 1,322,934	$ (143,172)	$ 1,179,762
Operating Income						
Flavors & Extracts	$ 90,974	$ (8,292)	$ 82,682	$ 74,961	$ (1,236)	$ 73,725
Color	96,034	871	96,905	101,190	(562)	100,628
Asia Pacific	22,075	(159)	21,916	19,382	(180)	19,202
Corporate & Other	(56,427)	18,516	(37,911)	(74,423)	45,880	(28,543)
Consolidated	$ 152,656	$ 10,936	$ 163,592	$ 121,110	$ 43,902	$ 165,012

** For Revenue, adjustments consist of revenues of the product lines divested or to be divested. For Operating Income, adjustments consist of the results of the product lines divested or to be divested, divestitures & other related costs, operational improvement plan costs, and the one-time 2020 COVID-19 employee payment.*

26

SENSIENT

27